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                                                                      EXHIBIT 23




                       Consent of Independent Auditors



We consent to the incorporation by reference in this Annual Report (Form 10-KSB) of Airport Systems International, Inc. of our report dated June 14, 1996, included in the 1996 Annual Report to Shareholders of Airport Systems International, Inc.





                                                Ernst and Young LLP


Kansas City, Missouri
July 26, 1996


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